Exhibit 99.1

FOR IMMEDIATE RELEASE

(All amounts in Canadian dollars)

More than a Great Brand.

Tim Hortons outlines strategic growth catalysts and financial outlook at investor conference

OAKVILLE, ONTARIO, (March 5th, 2010): During the Tim Hortons Inc. (TSX: THI, NYSE: THI) investor conference today, president and CEO Don Schroeder and other members of the executive team will outline strategic growth catalysts designed to build on Tim Hortons position as a leader in the North American restaurant industry. We will also outline our financial and operational outlook during the event.

The Tim Hortons strategic plan targets investments and opportunities designed to leverage our core business strengths and business model to drive future growth. In addition to same-store sales growth drivers, the Company expects to open approximately 900 new locations in North America between 2010 to 2013.

“Our strategies will continue to transform Tim Hortons, not only adding significant scale but also introducing important additional growth layers to our business platform to extend our position as a leader in the North American restaurant industry,” said Don Schroeder, president and CEO. “We are a growth company with significant long-term opportunities in Canada, and we are also excited by the prospects of continued profitable growth in the U.S., and potentially internationally in the longer term,” added Schroeder.

Growth catalysts and initiatives that will be outlined at the investor conference include:

•

The Company plans to open approximately 900 locations in North America between 2010 to 2013. The development in Canada of approximately 600 new restaurants is focused on growth markets including Québec, western Canada and major urban locations, in addition to continuing to build out Ontario. In the U.S, our development of approximately 300 new restaurants will be focused primarily on existing major regional markets, such as New York, Ohio, and Michigan. We also plan to push into contiguous markets, with approximately 30% of the development activities planned to take place between 2010 to 2013 in markets adjacent to our existing footprint.

•

The Company plans to introduce new menu and product innovation targeted across restaurant dayparts to meet our customers’ needs, expand our market share, and drive same-store sales. The Company is targeting further expansion of the breakfast daypart, and afternoon and evening snacking dayparts, in addition to extending lunch daypart opportunities, including our sandwich and soup offering. The Company also intends to expand its hot and cold beverage offerings.

•

In the U.S., Tim Hortons is focused on becoming famous as a cafe and bake shop destination. We plan to significantly differentiate the brand through a new concept restaurant design that will be piloted in at least 10 existing locations. The new restaurant concept features a dramatic reimaging to more sharply define our cafe and bake shop positioning, including enhanced finishes, fixtures and seating areas as well as experiential changes. In addition, the Company will be testing new product offerings and adopting innovative new marketing and branding initiatives aligned to our cafe and bake shop brand positioning.

•

We intend to complement our standard restaurant development activity in both Canada and the U.S. with non-standard formats and locations, extending our reach in hospitals, universities and colleges, airports and other non-traditional sites, leveraging our “we fit anywhere” philosophy and capability. Our non-standard development is included in the development targets outlined above.

•

We intend to opportunistically pursue strategic alliances to take our brand to markets where we have not yet established a presence, to complement our existing presence, or to increase average unit volumes in existing locations. This may include co-branding or other initiatives.

•

Tim Hortons plans to extend its co-branding initiative with Cold Stone Creamery©. The Company secured exclusive development rights in Canada with Cold Stone Creamery in 2009, and together with our franchisees we plan to convert up to 60 locations in Canada in 2010 to include the Cold Stone Creamery concept. In the U.S., we plan to co-brand between 15 to 20 existing locations and open between 10 to 15 new restaurants as co-branded locations in 2010.

•

The Company is targeting smaller communities in Canada as part of its overall development strategy. Standard restaurants are the primary focus in smaller communities, but we will also test a new, flexible restaurant design as well.

•

The Company’s service competitive advantage, demonstrated consistently by third party research, will be extended through a new Canadian hospitality strategy which will be developed in collaboration with the Disney Institute.

•	We will pilot a new restaurant format in Canada in one location designed to increase capacity and throughput while maintaining the customer experience.

•	The Company will also provide an update during its investor conference on our international strategy development process and perspectives.

As one of the most franchised systems in the North American restaurant industry, we also plan to continue to focus on the relationships we have with our franchisees and the success of our system. We also seek to leverage our strengths and capabilities to grow our business. Several initiatives support this focus in 2010, including:

•	continuing to work collaboratively with our franchisees across a wide-range of initiatives and business matters;

•	growing Canadian franchised restaurant sales to more than $5 billion(1);

•	assessing additional vertical integration and supply chain opportunities to create value for our franchisees and shareholders; and

•	selectively reviewing acquisition opportunities that leverage our core strengths and capabilities.

Performance and Financial Outlook (See Notes below)

In support of the initiatives outlined above for 2010, the Company has established the following objectives:

•	EPS: $1.95 to $2.05;

•	Operating income growth: 8% to 10% (52-week basis)(2);

•	Same-store sales growth: 3% to 5% in Canada and 2% to 4% in the U.S.;

•	Tax rate: approximately 32%;

•	Capital expenditures: $180 million to $200 million.

Beyond 2010, Management has established an aspirational goal of 12% to 15% earnings per share (EPS) growth on a compound annual average growth rate basis for the duration of the strategic plan period from 2011 to 2013, and expects to open approximately 900 new locations in North America, with approximately 600 expected in Canada and approximately 300 expected in the U.S.

Notes:

(1)

Canadian franchised restaurant sales are restaurant-level sales at franchised restaurants in Canada, which are reported to us by our franchisees. These franchised restaurant sales are not included in our Consolidated Financial Statements, except for certain non-owned restaurants whose results are consolidated with ours as required under applicable accounting requirements. See Note 1 to the Consolidated Financial Statements in the Company’s 2009 Annual Report on Form 10-K, filed March 4, 2010 (“Annual Report”). Franchise restaurant sales do, however, result in royalties and rental income, which we include in our franchise revenues, as well as distribution income. Franchised restaurant sales for fiscal years 2009 and 2008 for Canada and the U.S. are set forth on page 43 of the Annual Report.

(2)	Operating income year-over-year growth rate for 2010 is based on 52 weeks to remove the benefit from 2009 of approximately 1.5% associated with 53 weeks of operations in 2009.
(3)

The operational objectives, financial outlook, and aspirational goals (collectively, “targets”) established for 2010 and long-term EPS growth are based on the accounting, tax, and other legislative rules in place at the time the targets were issued and on the continuation of share repurchase programs relatively consistent with historical levels. The impact of future changes in accounting, tax and/or other legislative rules that may or may not become effective in fiscal 2010 and future years, changes to our share repurchase activities, and other matters not contemplated at the time the targets were established that could affect our business, are not included in the determination of these targets. In addition, the targets are forward-looking and are based on our expectations and outlook on, and shall be effective only as of, the date the targets were originally issued. Except as required by applicable securities laws, we do not intend to update these targets. You should refer to the Company’s public filings for any reported updates. These targets and our performance generally are subject to various risks and uncertainties and are based on certain underlying assumptions, set forth in Item 1A of the Company’s Annual Report, which may impact future performance and our achievement of these targets.

Safe Harbor Statement

Certain information in this news release, particularly information regarding future economic performance, finances, and plans, expectations and objectives of management, constitute forward-looking information within the meaning of Canadian securities laws and forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We refer to all of these as forward-looking statements. Various factors including competition in the quick service segment of the food service industry, general economic conditions and others described as “risk factors” in the Company’s 2009 Annual Report on Form 10-K, filed March 4th, 2010 with the U.S. Securities and Exchange Commission and Canadian securities regulators, could affect the Company’s actual results and cause such results to differ materially from those expressed in forward-looking statements. As such, readers are cautioned not to place undue reliance on forward-looking statements contained in this news release, which speak only as of the date hereof. Forward-looking statements are based on a number of assumptions which may prove to be incorrect, including, but not limited to, assumptions about: the absence of a material increase in competition within the quick service restaurant segment of the food service industry; the absence of an adverse event or condition that damages our strong brand position and reputation; continuing positive working relationships with the majority of the Company’s franchisees; there being no significant change in the Company’s ability to comply with current or future regulatory requirements; the absence of any material adverse effects arising as a result of litigation; and general worldwide economic conditions. We are presenting this information for the purpose of informing you of management’s current expectations regarding these matters, and this information may not be appropriate for any other purpose. We assume no obligation to update or alter any forward-looking statements after they are made, whether as a result of new information, future events, or otherwise, except as required by applicable law. Please review the Company’s Safe Harbor Statement at www.timhortons.com/en/about/safeharbor.html.

Investor conference webcast

Tim Hortons will broadcast our investor conference today, March 5, 2010, over the internet, commencing at 8:30 a.m. Eastern Time and concluding at approximately 2:00 p.m. Eastern Time. Investors are invited to access the simultaneous webcast, by clicking on the Events and Presentations tab at www.timhortons-invest.com. A presentation supporting the conference will be available at this web site, where the webcast and material from the conference will be archived for a period of one year.

Tim Hortons Inc. Overview

Tim Hortons is the fourth largest publicly-traded restaurant chain in North America based on market capitalization, and the largest in Canada. Operating in the quick service segment of the restaurant industry, Tim Hortons appeals to a broad range of consumer tastes, with a menu that includes premium coffee, flavored cappuccinos, specialty teas, home-style soups, fresh sandwiches, wraps, hot breakfast sandwiches and fresh baked goods, including our trademark donuts. As of January 3rd, 2010, Tim Hortons had 3,578 systemwide restaurants, including 3,015 in Canada and 563 in the United States. More information about the Company is available at www.timhortons.com.

For Further information:

Investors: Scott Bonikowsky, (905) 339-6186 or investor_relations@timhortons.com

Media: David Morelli, (905) 339-6277 or morelli_david@timhortons.com

TIM HORTONS INC.

Safe Harbor Under the Private Securities Litigation Reform Act of 1995 and Canadian Securities Laws

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements to encourage companies to provide prospective information, so long as those statements are identified as forward-looking and are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those disclosed in the statement. Canadian securities laws have corresponding safe harbor provisions, subject to certain additional requirements including the requirement to state the assumptions used to make the forecasts set out in forward-looking statements. Tim Hortons Inc. (the “Company”) desires to take advantage of these “safe harbor” provisions.

Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “seeks,” “outlook,” “forecast” or words of similar meaning, or future or conditional verbs, such as “will,” “should,” “could” or “may.” Many of the factors that could determine our future performance are beyond our ability to control or predict. The following factors, in addition to other factors set forth in our Form 10-K filed on March 4, 2010 with the U.S. Securities and Exchange Commission and the Canadian securities regulators, and in other press releases, communications, or filings made with the SEC or the Canadian securities regulators, could cause our actual results to differ materially from the expectation(s) included in forward-looking statements and, if significant, could materially affect the Company’s business, sales revenue, share price, financial condition, and/or future results, including causing the Company to (i) close restaurants, (ii) fail to realize same-store sales, which are critical to achieving our operating income and other financial targets, (iii) fail to meet the expectations of our securities analysts or investors, or otherwise fail to perform as expected, (iv) have insufficient cash to engage in or fund expansion activities, dividends, or share repurchase programs, or (v) increase costs, corporately or at store level, which may result in increased restaurant-level pricing, which in turn may result in decreased customer demand for our products resulting in lower sales, revenue, and earnings. Additional risks and uncertainties not currently known to us or that we currently believe to be immaterial may also materially adversely affect our business, financial condition, and/or operating results. We assume no obligation to update or alter any forward-looking statements after they are made, whether as a result of new information, future events, or otherwise, except as required by applicable law.

Forward-looking statements are based on a number of assumptions which may prove to be incorrect, including, but not limited to, assumptions about: the absence of a material increase in competition within the quick service restaurant segment of the food service industry; the absence of an adverse event or condition that damages our strong brand position and reputation; continuing positive working relationships with the majority of the Company’s franchisees; there being no significant change in the Company’s ability to comply with current or future regulatory requirements; the absence of any material adverse effects arising as a result of litigation; and general worldwide economic conditions. We are presenting this information for the purpose of informing you of management’s current expectations regarding these matters, and this information may not be appropriate for any other purposes.

Competition. The quick service restaurant industry is intensely competitive with respect to price, service, location, personnel, qualified franchisees, real estate sites and type and quality of food. The Company and its franchisees compete with international, regional and local organizations, primarily through the quality, variety, and value perception of food products offered. The number and location of units, quality and speed of service, attractiveness of facilities, effectiveness of advertising/marketing and operational programs, discounting activities, price, changing demographic patterns and trends, changing consumer preferences and spending patterns or a desire for a more diversified menu, changing health or dietary preferences and perceptions, and new product development by the Company and its competitors are also important factors. Certain of the Company’s competitors, most notably in the U.S., have greater financial and other resources than we do, including substantially larger marketing budgets and greater leverage from their marketing spend.

Factors Affecting Growth and Other Important Strategic Initiatives. There can be no assurance that the Company will be able to achieve new restaurant or same-store sales growth objectives, that new restaurants will be profitable or that strategic initiatives will be successfully implemented. Early in the development of new markets, the opening of new restaurants may have a negative effect on the same-store sales of existing restaurants in the market. The Company may also enter markets where our brand is not well known and where it has little or operating experience and as a result, may not achieve the level of penetration needed in order to drive brand recognition, convenience, increased leverage to marketing dollars, and other benefits the Company believes penetration yields. When the Company enters new markets, it may be necessary to increase franchisee relief and support costs, which lowers its earnings. There can be no assurance that the Company will be able to successfully adapt its brand, development efforts, and restaurants to these differing market conditions. The Company may also continue to selectively close restaurants that are not achieving acceptable levels of profitability or change its growth strategies over time, where appropriate. Such closures may be accompanied by impairment charges that may have a negative impact on our earnings. The Company also intends to evaluate potential mergers, acquisitions, joint venture investments, alliances, vertical integration opportunities and divestitures, which are subject to many of the same risks that also affect new store development as well as various other risks. In addition, there can be no assurance that the Company will be able to complete the desirable transactions, for reasons including restrictive covenants in debt instruments or other agreements with third parties. The Company may continue to pursue strategic alliances (including co-branding) with third parties for different types of development models and products and there can be no assurance that: significant value will be recognized through such strategic alliances; the Company will be able to maintain our strategic alliances; or, the Company will be able to enter into new strategic relationships in the future. Entry into such relationships as well as the expansion of the Company’s current business through such initiatives may expose it to additional risks that may adversely affect the Company’s brand and business. The Company’s financial outlook and long-range targets are based on the successful implementation, execution and customer acceptance of the Company’s strategic plans and initiatives; accordingly, the failure of any of these criteria could cause the Company to fall short of achievement of its financial objectives and long-range goals.

Food Safety and Health Concerns. Incidents or reports, whether true or not, of food-borne illness and injuries caused by or claims of food tampering, employee hygiene and cleanliness failures or impropriety at Tim Hortons or other quick service restaurants unrelated to Tim Hortons could result in negative publicity, damage our brand value and potentially lead to product liability or other claims. Any decrease in customer traffic or temporary closure of any of our restaurants as a result of such incidents or negative publicity may have a material adverse effect on our business and results of operations.

Litigation. The Company is or may be subject to claims incidental to the business, including: obesity litigation; health and safety risks or conditions of the Company’s restaurants associated with design, construction, site location and development, indoor or airborne contaminants and/or certain equipment utilized in operations; employee claims for employment or labour matters, including potentially, class action suits regarding wages, discrimination, unfair or unequal treatment, harassment, wrongful termination, and overtime compensation claims; claims from franchisees regarding profitability or wrongful termination of their franchise or operating (license) agreement(s); taxation authorities regarding certain tax disputes; and falsified claims. The Company’s current exposure with respect to pending legal matters could change if determinations by judges and other finders of fact are not in accordance with management’s evaluation of these claims and the Company’s exposure could exceed expectations and have a material adverse effect on its financial condition and results of operations.

The Importance of Canadian Segment Performance and Brand Reputation. The Company’s financial performance is highly dependent upon its Canadian operating segment, which accounted for approximately 86.7% of its consolidated revenues, and all of its profit, in 2009. Any substantial or sustained decline in the Company’s Canadian business would materially and adversely affect its financial performance. The Company’s success is also dependent on its ability to maintain and enhance the value of its brand, its customers’ connection to its brand, and a positive relationship with its franchisees. Brand value can be severely damaged, even by isolated incidents, including those that may be beyond the Company’s control such as actions taken or not taken by its franchisees relating to health or safety, litigation and claims (including litigation by, other disputes with, or negative relationship with franchisees), security breaches or other fraudulent activities associated with its electronic payment systems, illegal activity targeted at the Company and incidents occurring at or affecting its strategic business partners (including in connection with co-branding initiatives and our self-serve kiosk model), affiliates, corporate social responsibility programs, or falsified claims or health or safety issues at our vertically integrated manufacturing plants.

Distribution Operations and Supply Chain. The occurrence of any of the following factors is likely to result in increased operating costs and decreased profitability of the Company’s distribution operations and supply chain and may also injure our brand, negatively affect our results of operations and our ability to generate expected earnings and/or increase costs, and/or negatively impact our relationship with our franchisees: higher transportation or shipping costs; inclement weather, which could affect the cost and timely delivery of ingredients and supplies; increased food and other supply costs; shortages or interruptions in the availability or supply of perishable food products and/or their ingredients; the failure of our distribution business to perform at historic levels, and political, physical, environmental or technological disruptions in the Company’s or its suppliers’ manufacturing and/or warehouse plants, facilities or equipment.

Importance of Franchisees. A substantial portion of the Company’s earnings come from royalties and other amounts paid by franchisees, who operated 99.5% of the Tim Hortons restaurants as of January 3, 2010. The Company’s revenues and profits would decline and its brand reputation could also be harmed if a significant number of franchisees were to experience, among other things, operational or financial difficulties or labour shortages or significant increases in labour costs. Although the Company generally enjoys a positive working relationship with the vast majority of its franchisees, active and/or potential disputes with franchisees could damage its reputation and/or its relationships with the broader franchisee group. The Company’s franchisees are independent contractors and, as a result, the quality of their operations may be diminished by factors beyond the Company’s control. Any operational shortcoming of a franchise restaurant is likely to be attributed by consumers to the Company’s entire system, thus damaging its brand reputation and potentially affecting revenues and profitability.

Government Regulation. The Company and its franchisees are subject to various federal, state, provincial, and local (“governmental”) laws and regulations. The development and operation of restaurants depend to a significant extent on the selection, acquisition, and development of suitable sites, which are subject to laws and regulations regarding zoning, land use, environmental matters (including limitation of vehicle emissions in drive-thrus; anti-idling bylaws; regulation of litter, packaging and recycling requirements; regulation relating to discharge, storage, handling, release and/or disposal of hazardous or toxic substances; and other governmental laws and regulations), traffic, franchise, design and other matters. Additional governmental laws and regulations affecting the Company and its franchisees include: business licensing; franchise laws and regulations; health, food preparation, sanitation and safety; labour (including applicable minimum wage requirements, overtime, working and safety conditions, family leave and other employment matters, and citizenship requirements); nutritional disclosure and advertising; regulations, laws, treaties or the interpretation or enforcement thereof relating to tax matters that may affect our anticipated effective tax rate, operating income (in the context of non-consolidated joint ventures), cash tax payment liabilities, and/or tax reserves, realization of the Company’s tax assets, business planning within our corporate structure that have tax implications, on going tax disputes, and disclosure of tax related matters; tax laws affecting our franchisees’ business; employee benefits; accounting; and anti-discrimination. Compliance with these laws and regulations and planning initiatives undertaken in connection therewith could increase the cost of doing business and, depending upon the nature of the Company’s and its franchisees’ responsive actions thereto could damage our reputation. Changes in these laws and regulations, or the implementation of additional regulatory requirements, particularly increases in applicable minimum wages, tax law, planning or other matters that may, among other things, affect the Company’s anticipated effective tax rate and/or tax reserves; business planning within our corporate structure; our strategic initiatives and/or the types of projects we may undertake in furtherance of our business, or franchise requirements, may adversely affect the Company’s financial results.

In addition, a taxation authority may disagree with certain views of the Company with respect to the interpretation of tax treaties, laws and regulations and take the position that material federal income tax liabilities, interests, penalties or amounts are payable by the Company, including in connection with the public company reorganization. Contesting such disagreements or assessments may be lengthy and costly and, if the Company were unsuccessful in disputing the same, the implications could be materially adverse to us and affect our anticipated effective tax rate, projected results, future operations and financial condition, where applicable.

Economic, Market and Other Conditions. The quick-service restaurant industry is affected by changes in international, national, regional, and local economic and political conditions, consumer preferences and perceptions (including food safety, health or dietary preferences and perceptions), discretionary spending patterns, consumer confidence, demographic trends, seasonality, weather events and other calamities, traffic patterns, the type, number and location of competing restaurants, enhanced governmental regulation (including nutritional and franchise regulations), changes in capital market conditions that affect valuations of restaurant companies in general or the value of the Company’s stock in particular, and litigation relating to food quality, handling or nutritional content. Factors such as inflation, higher energy and/or fuel costs, food costs, the cost and/or availability of a qualified workforce and other labour issues, benefit costs, legal claims, legal and regulatory compliance (including environmental regulations), new or additional sales tax on the Company’s products, disruptions in its supply chain or changes in the price, availability and shipping costs of supplies, and utility and other operating costs, also affect restaurant operations and expenses and impact same-store sales and growth opportunities. The ability of the Company and its franchisees to finance new restaurant development, improvements and additions to existing restaurants, acquire and sell restaurants, and pursue other strategic initiatives (such as acquisitions and joint ventures), are affected by economic conditions, including interest rates and other government policies impacting land and construction costs and the cost and availability of borrowed funds. In addition, unforeseen catastrophic or widespread events affecting the health and/or welfare of large numbers of people in the markets in which the Company’s restaurants are located and/or which otherwise cause a catastrophic loss or interruption in the Company’s ability to conduct its business, would affect its ability to maintain and/or increase sales and build new restaurants. Unforeseen events, including war, terrorism and other international, regional or local instability or conflicts (including labour issues), public health issues (including tainted food and water supply or widespread/pandemic illness such as the avian or H1N1 flu), and natural disasters such as earthquakes, hurricanes, or other adverse weather and climate conditions could disrupt the Company’s operations, disrupt the operations of its franchisees, suppliers, or customers, or result in political or economic instability.

Reliance on Systems. If the network and information systems and other technology systems that are integral to retail operations at system restaurants and at the Company’s manufacturing facilities, the Maidstone Bakeries facility, and corporate offices are damaged or interrupted from power outages, computer and telecommunications failures, computer worms, viruses and other destructive or disruptive software, security breaches, catastrophic events and improper or personal usage by employees, such an event could have an adverse impact on the Company and its customers, franchisees and employees, including a disruption of our operations, customer dissatisfaction or a loss of customers or revenues. The Company relies on third party vendors to retain data, process transactions and provide certain services. In the event of failure in such third party vendors’ systems and processes, the Company could experience business interruptions or privacy and/or security breaches surrounding our data. In the third quarter of 2009, the Company implemented an integrated financial system for the reporting and processing of financial data across numerous departmental and operational areas. This implementation and the conversion of these processes expose the Company to risk, including risks associated with maintaining and designing internal control and SOX 404 compliance, as well as corresponding Canadian requirements. Initially, the Company has experienced delays in business processes as new users adjust to utilizing the new financial system, which may impact the Company’s relations with its franchisees, vendors and suppliers.

Foreign Exchange Fluctuations. The Company’s Canadian restaurants are vulnerable to increases in the value of the U.S. dollar as certain commodities, such as coffee, are priced in U.S. dollars in international markets. Conversely, the Company’s U.S. restaurants are impacted when the U.S. dollar falls in value relative to the Canadian dollar, as U.S. operations would be less profitable because of the increase in U.S. operating costs resulting from the purchase of supplies from Canadian sources, and profits from U.S. operations will contribute less to (or, for losses, have less of an impact on) the Company’s consolidated results. Increases in these costs could make it harder to expand into the U.S. and increase relief and support costs to U.S. franchisees, affecting the Company’s earnings. The opposite impact occurs when the U.S. dollar strengthens against the Canadian dollar. In addition, fluctuations in the values of Canadian and U.S. dollars can affect the value of the Company’s common stock and any dividends the Company pays.

Privacy Protection. If the Company fails to comply with new and/or increasingly demanding laws and regulations regarding the protection of customer, supplier, vendor, franchisee, employee and/or business data, or if the Company (or a third party with which it has entered into a strategic alliance) experiences a significant breach of customer, supplier, vendor, franchisee, employee or Company data, the Company’s reputation could be damaged and result in lost sales, fines, lawsuits and diversion of management attention. The introduction of credit payment systems and the Company’s reloadable cash card makes us more susceptible to a risk of loss in connection with these issues, particularly with respect to an external security breach of customer information that the Company, or third parties under arrangement(s) with it, control.

Other Significant Risk Factors. The following factors could also cause the Company’s actual results to differ from its expectations: an inability to adequately protect the Company’s intellectual property and trade secrets from infringement actions or unauthorized use by others (including in certain international markets that have uncertain or inconsistent laws and/or application with respect to intellectual property and contract rights); liabilities and losses associated with owning and leasing significant amounts of real estate; an inability to retain executive officers and other key personnel or attract additional qualified management personnel to meet business needs; and certain anti-takeover provisions that may have the effect of delaying or preventing a change in control.

Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date and time made. Except as required by federal or provincial securities laws, the Company undertakes no obligation to publicly release any revisions to forward-looking statements, or to update them to reflect events or circumstances occurring after the date forward-looking statements are made, or to reflect the occurrence of unanticipated events.